JEFFERSONVILLE BANCORP
                             4866 State Route 52
                        Jeffersonville, New York 12748

                               PROXY STATEMENT

------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 29, 2003

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Jeffersonville Bancorp, a New York Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on April 29, 2003 at 3:00 p.m. at The First National Bank of Jeffersonville, Jeffersonville, New York 12748, and any adjournment thereof. The purposes of the Annual meeting are:

     (a) to elect five directors to the Board of Directors of the Company for three-year terms;

     (b) to consider and vote on the adoption of an amendment to the Certificate of Incorporation;

     (c) to ratify KPMG LLP as independent auditors for the Company for the year ending December 31, 2003; and

     (d) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Solicitation of proxies may be made in person or by mail, telephone or telegraph, by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to stockholders on or about March 29, 2003.

     In order to make sure that your vote is represented at the Annual Meeting, indicate your vote on the enclosed proxy form and sign, date and return it in the enclosed envelope. If you attend the Annual Meeting and prefer to vote in person, you may do so. You may also revoke your proxy at the Annual Meeting and vote in person.

     The Company has its principal executive offices at 4866 State Route 52, Jeffersonville, New York 12748; telephone (845) 482-4000.

                              TABLE OF CONTENTS

                                                                      Page

Notice of Annual Meeting of Stockholders                                1

Jeffersonville Bancorp                                                  2

New Business                                                            2

Nomination of Directors                                                 2

Quorum and Voting                                                       3

Election of Directors (Proposal 1)                                    4-6

Amendment to the Certificate of Incorporation to
Increase the Number of Authorized Shares (Proposal 2)                   8

Ratification of Appointment of Auditors (Proposal 3)                    9

Security Ownership of Certain Beneficial Owners and Management         10

Principal Holders of Beneficial Securities                             11

Management                                                             11

Executive Compensation and Other Information                           12

Employee Benefit Plans                                              12-14

Report of the Examining Committee                                      15

Report of the Personnel Committee                                      16

Transactions with Management                                           16

Compensation Committee Interlocks                                      17

Comparative Stock Performance Graph                                    17

Date for Submission of Shareholder
Proposals for Inclusion in Proxy Statement                             18

Other Matters                                                          18

                            JEFFERSONVILLE BANCORP
                             4866 State Route 52
                        Jeffersonville, New York 12748

------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 29, 2003

Dear Stockholder:

     Notice is hereby given that the Annual Meeting of the Stockholders of Jeffersonville Bancorp (the "Company") will be held in the Company's Board Room at The First National Bank of Jeffersonville (the "Bank") 4866 State Route 52, Jeffersonville, New York 12748 at 3:00 p.m. on April 29, 2003 for the following purposes:

     (1) To elect five directors to the Board of Directors to serve for three-year terms (Proposal 1);

     (2) To consider and vote on the adoption of an amendment to the Certificate of Incorporation to increase the number of authorized shares (Proposal 2);

     (3) To ratify the appointment of KPMG LLP as independent auditors for the Company for its year ending December 31, 2003 (Proposal 3); and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only those holders of record of common stock of the Company, par value $0.50 per share (the "Common Stock"), at the close of business on March 12, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy in the enclosed, self-addressed stamped envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

                                          By Order of the Board of Directors

                                          Arthur E. Keesler
                                          President

Jeffersonville, New York
March 21, 2003

                           JEFFERSONVILLE BANCORP

     The Company was organized as a New York company on January 12, 1982 for the purpose of becoming a registered bank holding company under the Bank Holding Company Act of 1956, as amended. Effective June 30, 1982, the Company became the registered bank holding company for the Bank, which was chartered in 1913 and organized under the National Banking Laws of the United States.

     The Company does not pay any compensation to directors or officers and the compensation payments and benefit plans described in this proxy are paid by the Bank. The same individuals serve on the Board of Directors of both the Company and the Bank.


                                 NEW BUSINESS

     At an annual meeting of stockholders, only such new business shall be conducted and only proposals with respect to such new business shall be considered or acted upon, as shall have been brought before such meeting by or at the direction of the Board of Directors or by any stockholder of the Company who gives timely notice in writing to the Secretary of the Company as set forth in Section 2.13 of the Company's Bylaws. For new business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must deliver notice to, or notice must be mailed and received at, the Company's principal executive office not less than 120 calendar days in advance of the date the Company's proxy statement is sent to stockholders in connection with the previous year's annual meeting of stockholders (i.e., November 22, 2002), except that, if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, such notice shall be received by the Company in a reasonable time before the solicitation is made. A stockholder's notice must be addressed to the Secretary of the Company. A stockholder's notice to the Secretary shall set forth, as to each matter of business the stockholder proposes to bring before the meeting, (i) a brief description of the matter desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address as they appear on the Company's books, of the stockholder proposing such proposal; (iii) the class and number of shares of the Company's stock that are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (iv) any financial interest of the stockholder in such proposal.


                           NOMINATION OF DIRECTORS

     Nomination of candidates for election as directors at any annual meeting of stockholders may be made by the Board of Directors or by any stockholder entitled to vote at such annual meeting. Only persons nominated by stockholders in accordance with the procedures set forth in Section 2.12 of the Company's Bylaws shall be eligible for election as directors at the annual meeting.

     Nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in Section 2.12 of the Company's Bylaws. To be timely, a stockholder's notice shall have been delivered to, or mailed and received at, the principal executive offices of the Company no later than November 22, 2002.

                              QUORUM AND VOTING

     At the close of business on March 12, 2003, the Company had issued and outstanding 1,478,107 shares of Common Stock. Only holders of record of Common Stock at the close of business on March 12, 2003, are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof. On the record date, there were 1,029 holders of record of the 1,478,107 shares of common stock then outstanding and eligible to be voted at the Annual Meeting.

     The presence in person or by proxy of the holders of a majority of outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. The Company's bylaws allow for cumulative voting for directors. Under New York corporate law, directors are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election (in person or represented by proxy) at the Annual Meeting and entitled to vote on the matter. Unless otherwise required by law or the Company's Certificate of Incorporation, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, and entitled to vote on the matter. The record holders the Common Stock are entitled to one vote in person or by proxy in respect to each such share on each matter to come before the Annual Meeting.

     Each proxy unless the stockholder otherwise indicates therein, will be voted "FOR" the election of the five persons named in the Proxy Statement as the Board of Directors' nominees for election to the Board of Directors, "FOR" the approval of an amendment to the Certificate of Incorporation and "FOR" the ratification of KPMG LLP as independent auditors. In each case where the stockholder appropriately specified how the proxy is to be voted, it will be voted in accordance with his or her specification. Stockholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matter of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but the Board does not know of any such other matters of business.


Revocation of Proxies

     Any stockholder of record has the power to revoke his or her proxy at any time, insofar as it has not been exercised, by written notice of revocation or by submitting a subsequently dated proxy to Charles E. Burnett at the Company, P.O. Box 398, Jeffersonville, New York 12748, or by oral revocation given by the stockholder in person at the Annual Meeting or any adjournment thereof or by voting in person at the Annual Meeting.


Abstentions and Broker Non-Votes

     Abstentions and broker non-votes will be treated as shares that are present or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will be treated as no votes in determining the number of votes cast in connection with any matter presented at the Annual Meeting.

                            ELECTION OF DIRECTORS
                                (Proposal 1)

     The Board of Directors currently consists of 11 members. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. The Board is divided into three classes (I, II, III), and each director serves a three-year term. If the term of office for the Class in which a director is elected expires prior to the director's third year in service, the director will stand for reelection with the other Class members for a full three-year term. One class of directors is to be elected annually. Presently, all directors of the Company also are directors of the Company's wholly owned subsidiary, The First National Bank of Jeffersonville (the "Bank").

     The terms of office for the Class II directors expires at the Annual Meeting. The Board of Directors has nominated the following members of Class II to stand for election as directors for an additional three-year term: John
W. Galligan, Solomon Katzoff, Arthur E. Keesler, Raymond Walter and Earle A. Wilde. There are no shareholder nominees for Class II directors. All nominees are currently members of the Board.


Information as to Nominees and Other Directors

     The following table sets forth the names of the Board of Directors' nominees for election as directors and the current directors of Jeffersonville Bancorp. Also set forth is certain other information with respect to each such person's age at December 31, 2002, the periods during which such person has served as a director of Jeffersonville Bancorp and positions currently held with Jeffersonville Bancorp and its wholly owned subsidiary, The First National Bank of Jeffersonville.


                                                                                                    Positions Held with
Director Nominees                Age at                                                           Jeffersonville Bancorp
for a Three-Year Term:      December 31, 2002      Director Since      Expiration of Term              and the Bank
---------------------------------------------------------------------------------------------------------------------------

John W. Galligan                   66                   1982                  2003                       Director

Solomon Katzoff                    77                   1982                  2003                       Director

Arthur E. Kessler                  71                   1985                  2003              President of the Company,
                                                                                                  Chairman of the Board
                                                                                                of the Bank, and Director

Raymond Walter                     56                   1994                  2003               Vice President, Director
                                                                                                    and President and
                                                                                                 Chief Executive Officer
                                                                                                       of the Bank

Earle A. Wilde                     74                   1982                  2003                       Director



                                                                                                    Positions Held with
                                  Age at                                                           Jeffersonville Bancorp
Continuing Directors:       December 31, 2002      Director Since      Expiration of Term              and the Bank
---------------------------------------------------------------------------------------------------------------------------

John K. Gempler                    60                   1982                  2005                 Corporate Secretary
                                                                                                       and Director

Douglas A. Heinle                  73                   1982                  2004                       Director

Kenneth C. Klein                   42                   2000                  2004                       Director

Gibson E. McKean                   68                   1982                  2005                       Director

James F. Roche                     69                   1982                  2004                       Director

Edward T. Sykes                    58                   1982                  2005                       Director


     Gibson E. McKean is the president of Gibson E. McKean Inc., a real estate brokerage firm.

     James F. Roche is a principal of Roche's Garage, Inc., an automobile dealer. He is also a principal of Roche Lease Corp and Arden Enterprises.

     Edward T. Sykes is the president of Mike Pries Inc., an insurance brokerage firm. He is also president of LRS Inc.

     Raymond Walter is the vice president of Jeffersonville Bancorp. He is also the president and chief executive officer of The First National Bank of Jeffersonville, a position he has held since February 1994. Mr. Walter joined the Bank in December 1973.

     John W. Galligan is a land surveyor with the John W. Galligan Company.

     John K. Gempler is the manager of Callicoon Cooperative Insurance Company.

     Douglas A. Heinle is a retired Postmaster of the U.S. Postal Service.

     Solomon Katzoff is the president of Katzoff Realty Inc., a real estate brokerage firm.

     Arthur E. Keesler is the president of Jeffersonville Bancorp. He is also the chairman of the board of directors of The First National Bank of Jeffersonville. Mr. Keesler retired from The First National Bank of Jeffersonville in 1994.

     Kenneth C. Klein is an attorney with his own practice.

     Earle A. Wilde is retired from the Cornell Cooperative Extension Service.

     It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. The Board believes that the nominees will stand for election and knows of no reason why any nominee might be unable to serve if elected.

Required Vote

     Directors will be elected by a plurality of the shares present, either in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter. Your appointed proxies will vote your shares "For" the five nominees unless you instruct otherwise in the proxy form.

     The Board of Directors recommends that shareholders vote "For" the approval of the five nominees to the Board of Directors.

                                    * * *


Board Meetings and Committees

     The Bank's Board Committees are described below.

     The Board of Directors has a permanent Examining Committee. It was composed of Messrs. Heinle (Chairman), Galligan and Gempler on December 31, 2002. In addition, the auditor regularly attends. The function of the Examining Committee is to institute, oversee and assist the internal and external bank auditors. The Examining Committee had four regularly scheduled meetings during 2002. Each of the members of the Examining Committee meet the independence requirements of the rules of the NASDAQ listing standards and applicable rules and regulations of the Securities and Exchange Commission.

     The Board of Directors does not have a standing Nominating Committee. Nominations are made by resolution at a Board of Directors meeting.

     The Board of Directors has a standing Salary and Personnel Committee on which board membership is rotated annually. It was composed of Messrs. Katzoff (Chairman), Keesler, Sykes, Wilde, and Walter on December 31, 2002. The function of the Salary and Personnel Committee is to review the compensation and benefits of the directors, officers and executive officers of the Company. The Salary and Personnel Committee had four regularly scheduled meetings during 2002.

     The Board of Directors has a standing Loan Committee on which board membership is rotated monthly. It was composed of Messrs. Walter (Chairman), Keesler, Klein and Roche on December 31, 2002. The function of this committee is to review loan applications for new credit extensions. The Loan Committee had 24 scheduled meetings during 2002.

     The Strategic Planning and EDP Committee of the Board of Directors is also rotated annually. It was composed of Messrs. Klein (chairman), Galligan, Keesler, Walter and Weiss (retired) on December 31, 2002. The function of this committee is to look ahead to prepare for future trends and changes. They also serve as the Data Processing Committee reviewing future changes and enhancements in the Bank's data processing applications. This committee had four meetings during 2002.

     The Board of Directors has a standing Compliance Committee on which membership is rotated annually. It was composed of Messrs. Keesler (Chairman), Roche and Walter. In addition the Compliance Officer regularly attends. The Compliance Committee had four regularly scheduled meetings in 2002. The function of the Compliance Committee is to assist and oversee the compliance program.

     The Board of Directors has a standing Insurance Committee. It was composed of Messrs. Walter (Chairman), Keesler, Klein and McKean. The function of the Insurance Committee is to review the Company's insurance program and make recommendations. The Insurance Committee had no meetings in 2002.

     The Company had 14 regularly scheduled Board meetings during 2002. Each director has attended at least 75% of the of the Board of Directors meetings. The Bank had 14 regularly scheduled Board meetings during 2002. Each director has attended at least 75% of the of the Board of Directors meetings.

Compensation of Directors

     The Bank pays members of its Board of Directors a fee of $600 per meeting of the Board attended, with two absences per year also paid and $500 per meeting attended for members who serve on each of the Examining Committee, Personnel Committee, Strategic Planning Committee, Compliance Committee, Insurance Committee and Loan Committee. Mr. Walter and Mr. Keesler do not receive Loan Committee fees. The Chairman of the Board is paid a $60,000 annual fee in addition to regular meeting fees. The Board Secretary is paid $600 per meeting in addition to regular meeting and committee fees. The Company pays no honorariums to its Board of Directors.


Director Consultation Plan

     On March 11, 2003 the Bank adopted the Director Consultation Plan to secure the ongoing services of certain directors of the Bank upon their retirement as director of the Bank. The Director Consultation Plan will be administered by the Board of Directors of the Bank. The participants in the Director Consultation Plan will be limited to Douglas Heinle, Solomon Katzoff, Gilbert Weiss, and Earle Wilde. Under the Director Consultation Plan each participating director, upon retirement will become a participant in the Director Consultation Plan and will receive an annual sum equal to eighty percent of the average annual cash compensation the director received as a director of the Bank during the three calendar years preceding the date the director retired as a director of the Bank. The payments shall be made in monthly installments. To qualify for payments under the Director Consultation Plan, the former director, in his status as an independent contractor and consultant, must perform designated service requirements for the Bank including providing advice and comprehensive input on strategic and operational issues and policies as requested by the Bank. The director's term as consultant shall begin on the date of termination of services as a director of the Bank and continue until the earlier of: 1) death; 2) resignation by the former director as a consultant; or 3) determination by the Board of Directors that the former director has not adequately fulfilled his service requirements to the Bank as a consultant. The plan will be effective as of February 1, 2003.


Director Retirement Plan

     On March 11, 2003 the Board of Directors of the Bank established the Director Retirement Plan to provide retirement benefits to directors who have contributed to the growth and success of the Bank. Under the Director Retirement Plan, which shall be administered by the Board of Directors of the Bank, each participating director will be paid an annual retirement benefit in monthly installments commencing on the first business day of the month following his retirement date and continuing for the life of the former director. However, no benefit shall be payable under the Director Retirement Plan to an individual who terminates his services as a director of the Bank for cause. In the event a director participating in the Director Retirement Plan dies after his retirement date, all benefits payable under the Director Retirement Plan will cease after the payment coinciding with the month in which the former director's death occurs and the former director's beneficiaries will have no right to any further benefits under the Director Retirement Plan. No benefits will be paid under the Director Retirement Plan to beneficiaries of a participating director who dies prior to his retirement date from the Board or who dies prior to the date the director's deferred annual retirement benefit would commence. In the event of a change of control of the Bank, each participating director will be deemed to have terminated service at the age of seventy-five, without regard to his actual age, and thereafter, the former director will be entitled to receive an annual retirement benefit payable under the Director Retirement Plan. The Director Retirement Plan is an unfunded arrangement and does not relate to any specific funds of the Bank.

     The payments of benefits under the Director Retirement Plan will be made from the general assets of the Bank and the participant will have only the rights of an unsecured creditor of the Bank with respect to those payments. The Bank will have the right, in its sole discretion, to provide for the funding of payments required to be made through a trust or otherwise. In the event of a merger, consolidation or acquisition where the Bank or its parent holding company is not a surviving entity the agreement, the Director Retirement Plan will continue and will be in full force and effect. For purposes of the Director Retirement Plan, the annual retirement benefit is equal to an amount equal to eighty percent of the average annual cash compensation received by the participating director for services provided to the Company or the Bank during the three calendar years preceding the retirement date, provided, however, that, in no event, shall an annual retirement benefit exceed $40,000 under the Director Retirement Plan. Termination for cause under the Director Retirement Plan means the termination of service as a director because of the participating director's personal dishonesty, incompetence or willful violation of any law. The participants in the Director Retirement Plan shall be John Galligan, John Gempler, Arthur Keesler, Gibson McKean, James Roche, Edward Sykes, Kenneth Klein, and Raymond Walter. The Director Retirement Plan will be effective as of March 11, 2003.

                AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                                (Proposal 2)

     The Articles of Incorporation of the Company, as amended October 17, 1989, currently authorizes 2,250,000 shares of common stock, par value $0.50 per share. As of March 12, 2003, there were 1,589,262 shares of common stock issued and outstanding. The Company, thus, has only a limited number of authorized but unissued shares available for issuance, which from time to time, may be necessary to issue in connection with future financings, investment opportunities, acquisitions of other companies, the declaration of stock dividends, stock splits or other distributions, or for other corporate purposes.

     On February 11, 2003, the Board of Directors approved and adopted resolutions to amend Article 4 of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 2,250,000 shares to 11,250,000 shares. The increase in the number of authorized shares requires that shareholders adopt the amendment to the Company's Articles of Incorporation.

     Although the Board of Directors has not adopted any specific or definitive plans, undertakings or arrangements for issuing additional shares, if the amendment is approved, the Board of Directors does intend to consider alternatives regarding stock issuance such as stock dividends or splits. The Board of Directors believes that it is advisable to have the ability to authorize additional shares to enable the Company, as the need may arise, to take prompt advantage of market conditions and favorable opportunities for the acquisition of other companies without the delay and expense of holding a special meeting of shareholders to approve an increase in the number of authorized shares. The future issuance of shares of stock may dilute the present equity ownership position of current holders. The proposed amendment is not intended to have an anti-takeover effect. The issuance, however, of any of the shares may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of actions, such as certain business combinations or removal of management. If the proposed amendment is adopted by the shareholders, the Board of Directors is not likely to solicit shareholder approval to issue the additional authorized shares, except to the extent that approval may be required by law, regulation or any agreement governing the trading of the Company's stock.

     To provide sufficient shares for the future needs, the Board of Directors believes that it is in the best interest of the Company for the shareholders to approve and adopt the amendment to Article 4 of the Articles of Incorporation. The Board of Directors believes that the increase in the number of authorized shares is necessary to provide the Company with as much flexibility as possible to issue additional shares for proper purposes, including financing, acquisitions, stock splits, stock dividends, employee incentive plans, and other similar purposes.

     As a result, the Board of Directors proposes that the Company's Articles of Incorporation be amended and restated to revise Article 4 of the Articles of Incorporation to read as follows:

     "4. (a) The aggregated number of shares which the Company shall have authority to issue is 11,250,000 shares of common stock of the par value of $0.50 per share."

Required Vote

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve and adopt this amendment.

     The Board of Directors recommends a vote "For" the proposal to amend the Company's Articles of Incorporation.

                                    * * *

                   RATIFICATION OF APPOINTMENT OF AUDITORS
                                (Proposal 3)

     The Board of Directors has appointed the firm of KPMG LLP to continue as independent auditor of the Company for the fiscal year ending December 31, 2003, subject to ratification of such appointment by the stockholders. KPMG LLP was appointed as the independent auditors of the Company in 1989. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2003. Representatives of KPMG LLP are expected to be present at the Annual Meeting and are expected to make a statement if they desire to do so and/or be available to respond to appropriate questions.


Required Vote

     The affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon is required to approve and adopt this amendment.

     The Board of Directors recommends that stockholders vote "For" the ratification of KPMG LLP as independent auditors for the year ending December 31, 2003.

                                    * * *

                        SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 12, 2003 with respect to the amount of the Company's Common Stock beneficially owned by each director of the Company, each nominee for election as a director, each of the named executive officers and by all directors and executive officers of the Company as a group.


                                                                         Share of Common             Percent of Common
Name and Position                                                        Stock Owned <F1>            Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------

Arthur E. Keesler, President and Director
(and Director Nominee) (II)                                                21,120 <F2>                     1.43

Raymond Walter, Vice President and Director
(and Director Nominee) (II)                                                 7,774 <F7>                     0.53

John K. Gempler, Secretary and Director (I)                                22,773 <F3>                     1.54

John M. Riley, Treasurer                                                    1,228 <F8>                     0.08

John W. Galligan, Director (and Director Nominee) (II)                       10,025                        0.68

Douglas A. Heinle, Director (III)                                            16,977                        1.15

Solomon Katzoff, Director (and Director Nominee) (II)                      25,098 <F4>                     1.70

Gibson E. McKean, Director (I)                                               34,133                        2.31

James F. Roche, Director (III)                                               34,090                        2.31

Edward T. Sykes, Director (I)                                              22,383 <F5>                     1.51

Earle A. Wilde, Director (and Director Nominee) (II)                       21,466 <F6>                     1.45

Kenneth C. Klein, Director (III)                                               216                         0.01

All Directors and Executive Officers as a group (12 persons)                 217,283                      14.70


<F1> In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from March 12, 2003. As used herein, "voting power" includes the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

<F2> Included in this number are 6,600 shares owned jointly by Mr. Keesler and his wife Jane Keesler and 4,620 shares owned by Jane Keesler.

<F3> Included in this number are 1,122 shares owned jointly by Mr. Gempler and his wife Lorraine Gempler.

<F4> Included in this number are 4,587 shares owned by Mr. Katzoff's wife
Gertrude Katzoff.

<F5> Included in this number are 1,526 shares owned by Mr. Sykes' wife Joyce
Sykes.

<F6> Included in this number are 4,620 shares owned by Mr. Wilde's wife
Elizabeth J. Wilde.

<F7> Included in this number are 1,262 shares owned jointly by Mr. Walter and his wife Nancy Walter.

<F8> Included in the number are 1,228.354 shares owned jointly by Mr. Riley and his wife Mary Helen Riley.



                   PRINCIPAL HOLDERS OF VOTING SECURITIES

     At March 12, 2003, management believed there were no beneficial owners who own 5% or more of the outstanding common stock of the Company.


                                  MANAGEMENT

Executive Officers

     The following table sets forth certain information for the executive officers of the Company and the Bank. The Company and the Bank have no employment agreements with the executive officers.


                           Age at
Name                  December 31, 2002         Positions Held with the Company and the Bank
------------------------------------------------------------------------------------------------------------

Arthur E. Keesler            71                 President of the Company, Chairman of the Board of Directors
                                                of the Bank and Director

Raymond Walter               56                 Vice President of the Company, President and Chief Executive
                                                Officer of the Bank and Director

John K. Gempler              60                 Corporate Secretary of the Company and Director

John M. Riley                59                 Treasurer of the Company and Executive Vice President/
                                                Chief Lending Officer of the Bank


     Information concerning the principal occupation of Messrs. Keesler, Walter and Gempler may be found under "Director Nominees." Information concerning the principal occupation of Mr. Riley during at least the last five years is set forth below.

     John M. Riley is the executive vice president and chief lending officer of The First National Bank of Jeffersonville, a position he has held since February 2000. He previously was a senior vice president of the Bank. Mr. Riley is also the Treasurer of Jeffersonville Bancorp. Mr. Riley joined the Company in February 1984.

     No director or executive officer sits on the board of directors of any Company with a class of securities registered with the Securities and Exchanges Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, subject to the requirements of Section 15 (d) of such act, or any company registered under the Investment Company Act of 1940, as amended.

     There are no family relationships among or between any of the directors or executive officers of the Company.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, certain officers and persons who own more than 10% of its common stock to file with the Securities and Exchange Commission initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, the Company believes that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to the Company's directors, officers and more than 10% owners were complied with on a timely basis, except for one report for Mr. Galligan reporting one transaction.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


Executive Compensation

     The following table sets forth a summary of all compensation paid during the last three fiscal years to the Company's two most highly compensated executive officers for 2002 (the "named executive officers") who meet the reporting threshold under Regulation S-K. The Company does not currently have a Chief Executive Officer, but Mr. Raymond Walter, the President of the Bank, serves as the principal executive officer of the Company. All cash compensation has been paid by the Bank. None of the named executive officers received any separate form of compensation in their capacities as officers of the Company. As to each of the named executive officers, the aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported for the periods indicated. The Company has not granted any long-term compensation awards, including stock appreciation rights, stock options or restricted stock.


                          Summary Compensation Table
                                                                                                         Long-Term
                                                         Annual Compensation                        Compensation Awards
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Restricted
                                                                                        Other        Stock      All Other
                                                             Bonus      Profit         Annual      Award(s)   Compensation
Name and Principal Positions       Year      Salary ($)     ($)(a)     Sharing      Compensation    ($) (b)    ($)(c)<F1>
---------------------------------------------------------------------------------------------------------------------------

Raymond Walter                     2002       $206,944        $0        $39,499        $16,400        $--          $0
Vice President                     2001       $197,533        $0        $37,263        $14,800        $--          $0
                                   2000       $190,425        $0        $35,828        $15,200        $--          $0

John M. Riley                      2002       $109,264        $0        $17,998        $ 8,400        $--          $0
Executive Vice President           2001       $103,661        $0        $16,973        $ 7,200        $--          $0
                                   2000       $ 99,926        $0        $16,319        $ 7,500        $--          $0



<F1> Does not include the value of perquisites and other personal benefits because the aggregate of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the individual for that year.



                            EMPLOYEE BENEFIT PLANS

Tax-Deferred Savings Plan

     The Company maintains a qualified 401K plan for all employees, which permits tax-deferred employee contributions up to 15% of salary and provides for matching contributions by the Company. In 2002, the Company matched 100% of employee contributions up to 4% of the employee's salary and 25% of the next 2% of the employee's salary. The Company contributed approximately $111,000 in 2002, $114,000 in 2001 and $107,000 in 2000. During 2002 the Bank
contributed $8,750 and $4,743 for Messrs. Walter and Riley, respectively, which amounts are included in the Executive Compensation Table.


Pension Plan

     The Bank has a defined benefit pension plan (using the New York State Bankers Retirement Plan Prototype) (the "Pension Plan") covering substantially all of its employees. The benefits are based on years of service and the employee's average compensation during the five consecutive years in the last 10 years of employment affording the highest such average. All W-2 compensation paid by the Bank to its employees up to $160,000 per year is covered by the Pension Plan, but this limitation of $160,000 may be higher due to increases in the Consumer Price Index. Participants in the Pension

Plan may choose the following benefit option: one-sum payment, automatic joint and survivor annuity, life annuity with 120 stipulated payments, or full cash refund annuity. The Bank's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only benefits attributed to service to date but also for those expected to be earned in the future.

     The following table sets forth the estimated annual benefits payable upon retirement to persons who have earned the specified average annual compensation and who have completed the specified years of creditable service:


     Annual                                                 Years of Creditable Service
     Average
  Compensation              15                20               25                30                35               40
------------------------------------------------------------------------------------------------------------------------

     $ 25,000             $ 4,725           $ 6,300           $ 7,875          $ 9,450          $ 11,025        $ 12,275

     $ 50,000              10,695            14,260            17,825           21,390            24,955          27,955

     $ 75,000              17,258            23,010            28,763           34,515            40,268          44,018

     $100,000              23,820            31,760            39,700           47,640            55,580          60,580

     $150,000              36,945            49,260            61,575           73,890            86,205          93,705

     $200,000              50,070            66,760            83,450          100,140           116,830         126,830


     The single plan maximum benefit limit under Internal Revenue Code
Section 415 as of January 1, 2002 is $160,000. The maximum annual compensation allowed under a qualified plan is $200,000 for 2002. The benefits above were computed assuming that (i) the normal form of payment to a single participant is used and (ii) the employee turns 65 in December 2002.

     The estimated creditable years of service until retirement for Messrs. Walter and Riley (the two executive officers in the proceeding Executive Compensation Table, who participates in the Pension Plan) is 37 and 24 years, respectively.


Profit Sharing Plan

     The Bank has a profit sharing plan (the "Profit Sharing Plan") in which all employees of the Bank with one complete year of service as of November 30 may participate for that fiscal year. Employees with less than one year of service are eligible for 1/12 of their normal share for each month of service. A profit sharing percentage is developed for each employee of the Bank ranging firm 7% to 20% of base salary, as determined by the Personnel Evaluation Committee comprised of four senior members of management. The profit sharing percentage of senior management is based on the performance of predetermined goals. During 2002, the Bank paid Messrs. Walter and Riley $39,499 or 19.1% and $17,998 or 16.5%, respectively, pursuant to the Profit Sharing Plan, which amounts are included in the preceding Executive Cash Compensation Table.


Change of Control Severance Payment Plan

The Board of Directors of the Company decided in 1996, that it would be in the best interest of the Company and the Bank to institute certain policies and procedures that would have the effect of securing the continued services of highly competent and dedicated senior officers of the Bank while discouraging hostile or unsolicited takeover attempts. As a result, the Board of Directors adopted through a resolution that Certain Change of Control Severance Payment Plan (the "Plan"), on January 19, 1996.

     The Plan applies to senior management officers of the Bank (the "Executives") and becomes effective when any Executive experiences a Termination Event (as defined below) within 18 months following the date of a Change of Control (as defined below). The Plan defines a "Termination Event" to mean, (a) a termination of the Executive's employment with the Company and/or the Bank; (b) a failure to renew the Executive's employment with the Company and/or the Bank; (c) a decrease in the Executive's total compensation; (d) an adverse change in the Executive's title or a reduction in the Executive's duties and responsibilities; and (e) an adverse change in the Executive's place of employment. The Plan defines "Change of Control" to mean, (i) a merger or consolidation of the Bank or the Company with or into another entity, immediately after which the equity holders of the Company immediately prior to the Change of Control (the "Historic Shareholders") own, in the aggregate, less than 50% of the outstanding equity securities of the surviving entity; (ii) a sale of outstanding or newly issued equity securities of either the Company or the Bank with the result that the Historic Shareholders own, in the aggregate, less than 50% of the outstanding equity securities of the Company or the Bank; or (iii) a sale or exchange of more than 50% of the gross assets of either the Company or the Bank.

     The Plan provides that if any Executive experiences a Termination Event within 18 months following the date of a Change of Control, then the Company, the Bank, or any successor in interest thereof, shall pay to the Executive a severance payment in cash equal to three times such Executive's highest yearly aggregate salary and cash bonus during the three years immediately preceding the year in which the Termination Event occurs.

     The Plan is not the subject of a contract or an agreement entered into between the Company and any Executive, but is merely a reflection of the Board's policy currently in effect. The Plan may be amended, modified, or rescinded at any time prior to a Change of Control by the affirmative vote of 80% or more of the directors sitting on the Board of Directors. In addition, it should be noted that the Plan specifically defines "Executive" to mean any senior management officer of the Bank. Any executive or senior management officer of the Company, therefore, who is not also a senior management officer of the Bank, would not be covered by the Plan.


Supplemental Executive Retirement Plan

     On March 11, 2003, the Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), effective March 11 2003 to permit designated executives of the Bank to receive supplemental retirement benefits from the Bank which amounts would be due under the benefit and contribution formulas in the Bank's defined benefit retirement plan and its defined contribution plan but which cannot be paid under those plans due to reductions and other limitations imposed on such plans pursuant to the Internal Revenue Code of 1986. The SERP is an unfunded, non-qualified deferred compensation plan and benefits thereunder will be paid from the general assets of the Bank. The participants in the SERP, as of March 11, 2003 are Charles Burnett, John Riley, Raymond Walter and Wayne Zanetti.


Bank Owned Life Insurance

     Life insurance coverage is provided for executive officers on an endorsement split dollar arrangement. The economic benefit (the imputed income amount of the split dollar plan) is included in column (c) of the executive compensation table.

     Life insurance coverage is being provided to directors under an endorsement split dollar arrangement. The following are the directors and the economic value of their respective life insurance coverage: John Galligan $398; John Gempler $240; Douglas Heinle $1,212; Arthur Keesler $647; Kenneth
C. Klein $70; Gibson McKean $483; and Edward Sykes $214.

                      REPORT OF THE EXAMINING COMMITTEE
                             Dated March 4, 2003

     The Examining Committee of the Board of Directors of Jeffersonville Bancorp ("Company") is responsible for providing independent, objective oversight of the Company's accounting functions, internal controls and financial reporting process. The Examining Committee is composed of 3 directors, each of whom is independent as defined by the Nasdaq's listing standards. The Examining Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP ("KPMG"), are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Examining Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

     In connection with these responsibilities, the Company's Examining Committee met with management and the independent accountants to review and discuss the Company's December 31, 2002 consolidated financial statements. The Examining Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Examining Committees). The Examining Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Examining Committees).

     Based upon the Examining Committee's discussions with management and the independent accountants, and its review of the information described in the preceding paragraph, the Examining Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                                          THE EXAMINING COMMITTEE
                                          Douglas A. Heinle (Chairman)
                                          John W. Galligan
                                          John K. Gempler


Audit Fees

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2002, and fees billed for other services provided by KPMG LLP during 2002.

Audit fees                                             $ 98,000
Audit related fees                                     $     --
                                                       --------
Audit and audit related fees                           $ 98,000
Tax fees (1)                                           $ 89,560
All other fees                                         $     --
                                                       --------
Total fees                                             $187,560
                                                       ========

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

                      REPORT OF THE PERSONNEL COMMITTEE
                           Dated January 21, 2003

     This Committee establishes policies relating to the compensation of employees, officers and executive officers of the Company and the Bank. All decisions by the Personnel Committee are ratified by the Board of Directors.

     Compensation levels for officers and executive officers from March 1, 2003 through February 28, 2004 were fixed by the Board of Directors based on recommendations of the Committee. The base compensation paid to the executive officers in 2002 was, on the average, approximately 7.7% above that paid in 2001.

     The compensation recommended and approved for executive officers is intended to further the earnings and financial strength of the Company through the focus of attention on efficient and productive operations in an increasingly competitive environment. To achieve this goal, the Company's Executive Compensation Policy integrates annual base compensation with profit sharing based on corporate performance and individual initiatives. In evaluating annual executive compensation, the Committee examines net income, earnings per share, return on equity, asset growth, and total return to shareholders.

     The Bank's management performance was above average in 2001 despite the challenging economic conditions.

     In making its recommendations for executive officer compensation, including that for the Chief Executive Officer of the Bank, the Committee considers a number of factors, including an appraisal of the officer's performance, the earnings performance of the Company, and information supplied by a regionally recognized compensation consulting firm.

     The Company does not have a Chief Executive Officer. The base compensation of the Chief Executive Officer of the Bank, Raymond Walter, was increased in 2002 by $9,411 over 2001 and following a base increase from 2000 to 2001 of $7,108. The average profit sharing percentage paid to Mr. Walter for the period 2000 to 2002, was 18.9% based on attainment of predetermined growth and profitability goals.

     The Committee based its recommendation largely on Mr. Walter's performance as President of the Bank in 2001-2002, as well as past performance, and the Committee believes he has shown the ability to effectively lead the Company and respond to a challenging and changing business environment.

                                         SALARY AND PERSONNEL COMMITTEE
                                         Solomon Katzoff (Chairman)
                                         Edward T. Sykes
                                         Earle A. Wilde


                         TRANSACTIONS WITH MANAGEMENT

     In the ordinary course of its banking business, the Bank has had and anticipates it will continue to have transactions with various of its executive officers, directors and their associates, including companies in which such directors own a beneficial interest. To the extent such transactions consisted of extensions of credit of any material amount, such transactions have been made in the ordinary course of the Bank's business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers, and do not involve more than the normal risk of collectability or other unfavorable features.

                      COMPENSATION COMMITTEE INTERLOCKS

     Edward Sykes, a director of the Company and the Bank, is the President of Mike Pries Insurance Company. During fiscal 2002, the Company engaged Mike Pries Insurance to provide insurance services to the Company and the Bank for a fee of $156,486 at market rates in the ordinary course of business. Arthur Keesler, the President of the Company and the Chairman of the Board of Directors of the Bank, and Raymond Walter, Vice President of the Company and President and Chief Executive Officer of the Bank, both serve on the Compensation Committee.


                     COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph below sets forth the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) for the measurement period plus share price change for a period by the share price at the beginning of the measurement period. The following table sets forth comparative information regarding the Company's cumulative shareholder return on its Common Stock over the last five fiscal years. The Company's cumulative shareholder return over a five-year period is based on an investment of $100 on December 31, 1997 and the reinvestment of all dividends since that date to December 31, 2002 and is compared to the cumulative total return of the Nasdaq - Total US index and the NASDAQ Financial Companies Index prepared by SNL Securities LC. The data used was obtained from published sources and is believed to be accurate.

                  Comparison of Five-Year Cumulative Return
                     Fiscal Year Ended December 31, 2002

                                   (Graph)



                                                                           Period Ending
---------------------------------------------------------------------------------------------------------------------------
Index                                   12/31/97       12/31/98       12/31/99      12/31/00       12/31/01       12/31/02
---------------------------------------------------------------------------------------------------------------------------
Jeffersonville Bancorp                   100.00         113.02         126.53        123.85         146.04         301.17
NASDAQ - Total US<F1>                    100.00         140.99         261.48        157.42         124.89          86.33
NASDAQ Financial Index<F1>               100.00          97.15          96.50        104.23         114.53         117.69
---------------------------------------------------------------------------------------------------------------------------


<F1> Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago, 2003.
Used with permission. All rights reserved. crsp.com



                 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                      FOR INCLUSION IN PROXY STATEMENT

     Any proposal which a shareholder wishes to have included in the Company's proxy statement and form of proxy relating to the Company's 2004 annual meeting of shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by the Company's Secretary at P.O. Box 398, Jeffersonville, New York 12748 by November 28, 2003. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for the meeting any shareholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any other proposal for consideration by shareholders at the Company's 2004 annual meeting of shareholders must be delivered to, or mailed to and received by, the Secretary of the Company not less that 30 days nor more than 90 days prior to the date of the meeting if the Company gives at least 45 days' notice or prior public disclosure of the meeting date to shareholders.


                                OTHER MATTERS

     The cost of solicitation of proxies will be borne by the Company. The Company has retained American Stock Transfer and Trust Company to assist in the mailing and solicitation of proxies and the Company will reimburse AST for the mailing costs and for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

                                    BY THE ORDER OF THE BOARD OF DIRECTORS

                                    Arthur E. Keesler
                                    President

Jeffersonville, New York
March 21, 2003

REVOCABLE PROXY

                           JEFFERSONVILLE BANCORP
                P.O. Box 398, Jeffersonville, New York 12748

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           JEFFERSONVILLE BANCORP

The undersigned hereby appoints, Barbara Hahn and Salvatore Princiotta with full power of substitution and resubstitution, proxies of the undersigned, with all of the powers that the undersigned would possess if personally present to cast all the votes which the undersigned would be entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") of Jeffersonville Bancorp to be held on Tuesday, April 29, 2003 at The First National Bank of Jeffersonville, 4866 State Route 52, Jeffersonville, New York commencing at 3:00 p.m., Jeffersonville, New York time, and any and all adjournments thereof, including (without limiting the generality of the foregoing) to vote and act as indicated on the reverse side.

In their discretion, the proxies are authorized to vote upon such business as may properly come before the Annual Meeting. This Proxy will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions set forth on the reverse, or in the event no instructions are set forth, this Proxy will be voted FOR each of the nominees for director, FOR the adoption of an amendment to the Certificate of Incorporation to increase the authorized number of shares and FOR the ratification of the appointment of KPMG LLP as independent auditors.

              (Continued and to be signed on the reverse side)

                                                                        14475

                      ANNUAL MEETING OF STOCKHOLDERS OF
                           JEFFERSONVILLE BANCORP
                               April 29, 2003

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                as possible.

               Please detach and mail in the envelope provided.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


1. ELECTION OF DIRECTORS

a. Nominees to serve three-year terms expiring at 2006 Annual Meeting

[  ] FOR ALL NOMINEES
[  ] WITHHOLD AUTHORITY FOR ALL NOMINEES
[  ] FOR ALL EXCEPT (See instructions below)

NOMINEES
[  ] John W. Galligan
[  ] Solomon Katzoff
[  ] Arthur E. Keesler
[  ] Raymond L. Walter
[  ] Earle A. Wilde

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [x]


2. To consider and act upon a proposal to amend Article Four of the Certificate of Incorporation to increase the authorized
Common Stock from 2,250,000 shares to 11,250,000 shares.

FOR [  ]    AGAINST [  ]    ABSTAIN [  ]


3. Proposal to ratify the appointment of the firm of KPMG LLP as independent auditors of Jeffersonville Bancorp for the fiscal year ending December 31, 2003.

FOR [  ]    AGAINST [  ]    ABSTAIN [  ]


4. In their discretion, the proxies to vote upon such other business as may properly come before the Annual Meeting.


The undersigned may revoke this proxy at any time before it is voted by delivering either written notice of revocation of the proxy or a duly executed proxy bearing a later date to Charles E. Burnett, of the Company, or by attending the Annual Meeting and voting in person.

Please complete, sign, date and return promptly this Proxy in the enclosed stamped, addressed return envelope.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]



Signature of Stockholder ________________________________________

Date: ___________________________________________________________

Signature of Stockholder ________________________________________

Date: ___________________________________________________________


Note: This proxy must be signed exactly as the name appears hereon.
When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.